                         TCW/DW INCOME AND GROWTH FUND
                             Two World Trade Center
                            New York, New York 10048

DEAR SHAREHOLDER:
--------------------------------------------------------------------------------

    The past year began with most investors pessimistic about the outlook for the financial markets. After a difficult 1994, the prospect of continued Federal Reserve Board tightening made the investment outlook seem bleak. However, as frequently occurs, investors began to sense that the rise in interest rates had run its course, and the stock market rallied. This signaled the start of one of the best years on record for both the stock and bond markets and also created an excellent environment for both convertible securities and high yield bonds as well.

PERFORMANCE

    For the fiscal year ended January 31, 1996, TCW/DW Income and Growth Fund produced a total return of 20.52 percent, compared to 38.64 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 17.72 percent for the Lehman Brothers Government/Corporate Bond Index. Since its inception on March 31, 1993, the Fund has provided an average annual total return of 9.97 percent versus 15.92 and 7.53 percent for the S&P 500 and the Lehman Brothers Government/Corporate Bond Index, respectively.

    The accompanying chart illustrates the performance of a $10,000 investment in the Fund since inception through the fiscal year ended January 31, 1996, versus the performance of a similar hypothetical investment in the issues comprising the S&P 500 and the Lehman Brothers Government/Corporate Bond Index.

CONVERTIBLE SECURITIES

    The new-issue convertible market provided investors with many attractive investment opportunities during the fiscal year, with 63 new issues representing a net value of $12.4 billion coming to market. The average size of new domestic convertible issues was $174 million, with an average yield of approximately 5 percent, an average conversion premium of approximately 21 percent and average call protection of approximately 3 years. While yields have declined along with the overall level of interest rates, conversion premiums and call protection generally remained steady during the fiscal year.

    While new-issue activity remains steady, convertible redemptions have also increased. For example, many of the issues that came to market in 1993 will see their call protection expire during 1996 and will be redeemed. In 1995, total redemptions totaled $14.8 billion. This exceeded new-issue activity and led to a slight decline in the value of the convertible universe. Given the probability of high redemptions in 1996, the Fund's investment adviser, TCW Funds Management, Inc. (TCW), expects the overall domestic convertible universe to continue to shrink somewhat in 1996.

HIGH YIELD BONDS

    Although the high-yield sector posted a strong performance in 1995, it did not keep pace with the rally in the U.S. Treasury market. This lag contributed to a widening yield spread for high-yield bonds versus comparable U.S. Treasury securities. According to TCW, throughout the year there was a direct correlation between increased weightings of higher-credit-quality, more interest-rate-sensitive, BB-rated securities and better portfolio performance. The high-yield market continued to be supported by strength in the U.S. Treasury and equity markets, as well as by strong positive cash flows into high-yield mutual funds. For the fiscal year, new high-yield issuance totaled $44 billion, the second-largest annual total ever recorded. The cable media and telecommunications sectors dominated and accounted for approximately 40 percent of new issuance.

It is TCW's view that the favorable technical conditions that currently exist in the high-yield market will persist in the months ahead. Market liquidity remains strong, with cash positions held by high-yield mutual funds averaging eight percent.

    In 1996, the key to successful investing in the high-yield market will be superior credit selection, according to TCW. Against a backdrop of increasing defaults and decreasing correlation with interest rates, investors are likely to be rewarded if they can avoid costly bankruptcies and capture the attractive yield spread relative to U.S. Treasury securities.

OUTLOOK

    The U.S. economy continued to grow at a moderate pace in the fourth quarter although momentum is clearly slowing. In the adviser's view, the combination of the government shutdown and poor weather conditions on the east coast will further dampen growth in 1996's first quarter, perhaps even forcing it into negative territory.

    Clearly, after a disappointing Christmas, the consumer is retrenching. Employment growth has slowed sharply during the last year and incomes remained stagnant. Consumer debt, while not at prior peaks, is at high levels. Furthermore, TCW believes that the baby boomers, faced with less job security, paying for their children's educations and eventual retirement, will finally choose to spend less. The adviser believes this is a secular trend, which should reduce consumption for many years into the future.

    Other areas  of the  economy are  also
likely to slow relative to the pace of the
last  12 to 24 months. Capital investment,
which had been  growing at a  double-digit
pace,  is  likely to  slow, possibly  to a
range  of  five  to  ten  percent  growth,
according to TCW. Exports, should continue
to  expand, with improving economic growth
in both Mexico and Japan, offset  somewhat
by  sluggish  growth  in  Europe.  The net
result of this environment should be  real
gross    domestic   product    growth   of
approximately two percent for 1996.

    The   adviser   believes   that    the
combination   of  slow   economic  growth,
competition from abroad, ongoing
productivity gains and a price conscious consumer will restrain inflation in 1996.
The one risk to this forecast is an increase in wage demands from workers whose real wages have been stagnant for years.

    Despite   the   lack   of   a   budget
agreement, TCW believes the central bank may continue to ease, particularly given the current state of the economy. This should allow intermediate to long yields to decline modestly and short-term rates to fall more significantly.

    With   the   economy   continuing   to
decelerate, the adviser believes corporate
profit  comparisons   will   become   more
difficult, particularly given the lack of pricing power and intense competition.
There are likely to be more disappointing earnings reports going forward, which will create a headwind against further gains in the stock market. While TCW maintains a cautious posture, the market will continue to benefit from declining interest rates and a strong flow of funds. Therefore, stocks are expected to have a modest upside from current levels, although the risks have increased significantly.

    Finally, TCW believes that following last year's significant stock and bond rallies, the markets are entering a more uncertain period. Returns are likely to be lower and the risks have clearly risen. In this environment, the Fund remains well diversified, with over 125 issues representing over 30 industries and only one issue representing more than two percent of net assets.

    We appreciate your support of TCW/DW Income and Growth Fund and look forward to continuing to serve your financial needs.

                                          Very truly yours,

                                                   [LOGO]
                                          Charles A. Fiumefreddo
                                          CHAIRMAN OF THE BOARD

TCW/DW Income and Growth Fund
PORTFOLIO OF INVESTMENTS JANUARY 31, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                                 COUPON    MATURITY
THOUSANDS)                                                                                  RATE       DATE        VALUE
-----------                                                                               ---------  ---------  ------------
             CORPORATE BONDS (38.7%)
             AUTO PARTS (0.7%)
 $     440   Motor Wheel Corp. (Series B)...............................................      11.50%  03/01/00  $    400,400
                                                                                                                ------------
             BUSINESS SERVICES (1.9%)
       320   Big Flower Press, Inc......................................................      10.75   08/01/03       344,000
       310   Jorgensen (Earle M.) Co....................................................      10.75   03/01/00       295,275
       450   Williamhouse-Regency - 144A*...............................................      13.00   11/15/05       479,250
                                                                                                                ------------
                                                                                                                   1,118,525
                                                                                                                ------------
             CHEMICALS (0.7%)
       375   NL Industries Inc..........................................................      11.75   10/15/03       402,188
                                                                                                                ------------
             CONSUMER PRODUCTS (0.7%)
       435   La Petite Holdings Corp....................................................      9.625   08/01/01       391,500
                                                                                                                ------------
             ENERGY (1.3%)
       640   Flores & Rucks, Inc........................................................      13.50   12/01/04       729,600
                                                                                                                ------------
             ENTERTAINMENT/GAMING (5.1%)
       500   Aztar Corp.................................................................      11.00   10/01/02       510,000
       750   Bally's Grand, Inc. (Series B).............................................     10.375   12/15/03       780,000
       640   Bally's Park Place Funding, Inc............................................       9.25   03/15/04       654,400
       845   Fitzgeralds Gaming Corp. (Units)++.........................................      13.00   12/31/02       794,300
       165   Grand Casinos, Inc.........................................................     10.125   12/01/03       178,200
                                                                                                                ------------
                                                                                                                   2,916,900
                                                                                                                ------------
             FINANCIAL SERVICES (0.8%)
       400   American Annuity Group, Inc................................................     11.125   02/01/03       432,000
                                                                                                                ------------
             FOODS (1.4%)
       340   American Rice, Inc.........................................................      13.00   07/31/02       319,600
       500   Penn Traffic Co............................................................      10.25   02/15/02       493,750
                                                                                                                ------------
                                                                                                                     813,350
                                                                                                                ------------
             HOME BUILDING (0.6%)
       350   U.S. Home Corp.............................................................       9.75   06/15/03       360,938
                                                                                                                ------------
             HOSPITAL MANAGEMENT (1.3%)
       665   OrNda HealthCorp...........................................................      12.25   05/15/02       733,162
                                                                                                                ------------
             INDUSTRIALS (3.6%)
       250   American Media Operations, Inc.............................................     11.625   11/15/04       256,875
       260   Cott Corp. (Canada)........................................................      9.375   07/01/05       263,250
       500   Mobilemedia Communications, Inc............................................      9.375   11/01/07       522,500
       500   Rogers Communications, Inc.................................................     10.875   04/15/04       530,000
       500   Showboat, Inc..............................................................       9.25   05/01/08       505,000
                                                                                                                ------------
                                                                                                                   2,077,625
                                                                                                                ------------

TCW/DW Income and Growth Fund
PORTFOLIO OF INVESTMENTS JANUARY 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                                 COUPON    MATURITY
THOUSANDS)                                                                                  RATE       DATE        VALUE
-----------                                                                               ---------  ---------  ------------
             MANUFACTURING (5.7%)
 $     335   Communications & Power Industries, Inc. (Series B).........................      12.00%  08/01/05  $    345,887
       575   Newflo Corp................................................................      13.25   11/15/02       595,125
       500   Sweetheart Cup, Inc........................................................      10.50   09/01/03       520,000
       750   Talley Manufacturing & Technology Inc......................................      10.75   10/15/03       757,500
       600   Telex Communications Inc...................................................      12.00   07/15/04       627,000
       407   Waters Technologies Corp. (Series B).......................................      12.75   09/30/04       459,910
                                                                                                                ------------
                                                                                                                   3,305,422
                                                                                                                ------------
             MEDIA GROUP (3.7%)
       375   Ackerly Communications, Inc. (Series B)....................................      10.75   10/01/03       405,000
       545   Garden State Newspapers, Inc...............................................      12.00   07/01/04       564,075
       575   Heritage Media Services Inc................................................      11.00   06/15/02       619,562
       500   K-III Communications Corp..................................................     10.625   05/01/02       533,750
                                                                                                                ------------
                                                                                                                   2,122,387
                                                                                                                ------------
             MULTI-INDUSTRY (0.8%)
       500   Valcor, Inc................................................................      9.625   11/01/03       472,500
                                                                                                                ------------
             PACKAGING & BOTTLING (0.7%)
       375   Plastic Containers, Inc....................................................      10.75   04/01/01       382,500
                                                                                                                ------------
             PAPER & FOREST PRODUCTS (3.7%)
       935   Malette, Inc. (Canada).....................................................      12.25   07/15/04     1,037,850
       500   Rainy River Forest Product (Canada)........................................      10.75   10/15/01       550,000
       550   Stone Container Corp.......................................................      10.75   10/01/02       564,438
                                                                                                                ------------
                                                                                                                   2,152,288
                                                                                                                ------------
             REAL ESTATE INVESTMENT TRUST (0.7%)
       415   Trizec Finance Ltd. (Canada)...............................................     10.875   10/15/05       431,600
                                                                                                                ------------
             RETAIL (1.0%)
       420   Cole National Group, Inc...................................................      11.25   10/01/01       423,150
       160   Hills Stores Co............................................................      10.25   09/30/03       152,400
                                                                                                                ------------
                                                                                                                     575,550
                                                                                                                ------------
             TELECOMMUNICATIONS (1.4%)
       730   Mobile Telecommunication Technologies Corp.................................      13.50   12/15/02       819,425
                                                                                                                ------------
             TEXTILES - APPAREL MANUFACTURERS (0.5%)
       205   Reeves Industries Inc......................................................      11.00   07/15/02       182,450
       150   Salant Corp................................................................      10.50   12/31/98       125,250
                                                                                                                ------------
                                                                                                                     307,700
                                                                                                                ------------
             TRANSPORTATION (1.5%)
       550   Moran Transportation Co....................................................      11.75   07/15/04       534,875
       235   SFP Pipeline Holdings, Inc.................................................      11.16   08/15/10       310,200
                                                                                                                ------------
                                                                                                                     845,075
                                                                                                                ------------
             UTILITIES (0.9%)
       490   Texas-New Mexico Power Co..................................................      10.75   09/15/03       524,300
                                                                                                                ------------
             TOTAL CORPORATE BONDS (IDENTIFIED COST $21,940,550)..............................................    22,314,935
                                                                                                                ------------

TCW/DW Income and Growth Fund
PORTFOLIO OF INVESTMENTS JANUARY 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                                 COUPON    MATURITY
THOUSANDS)                                                                                  RATE       DATE        VALUE
-----------                                                                               ---------  ---------  ------------
             CONVERTIBLE BONDS (45.4%)
             AUTO PARTS (0.9%)
 $     535   Magna International, Inc...................................................       5.00%  10/15/02  $    537,311
                                                                                                                ------------
             AUTOMOTIVE - REPLACEMENT PARTS (1.5%)
     1,355   Exide Corp. - 144A*........................................................       2.90   12/15/05       865,384
                                                                                                                ------------
             BANKS - INTERNATIONAL (1.3%)
       650   MBL International Finance (Bermuda)........................................       3.00   11/30/02       727,701
                                                                                                                ------------
             BIOTECHNOLOGY (0.6%)
       305   Sepracor Inc. - 144A*......................................................       7.00   12/01/02       350,180
                                                                                                                ------------
             BROADCASTING (0.5%)
       275   Scandinavian Broadcasting (Luxembourg).....................................       7.25   08/01/05       293,562
                                                                                                                ------------
             BUILDING MATERIALS (0.9%)
       210   Cemex S.A. de C.V. - 144A* (Mexico)........................................       4.25   11/01/97       186,900
       340   TPI Polene Public Co. Ltd. - 144A* (Thailand)..............................       2.75   02/08/06       344,675
                                                                                                                ------------
                                                                                                                     531,575
                                                                                                                ------------
             BUSINESS SERVICES (2.4%)
       465   Danka Business Systems - 144A*.............................................       6.75   04/01/02       663,941
       515   Omnicom Group, Inc. - 144A*................................................       4.50   09/01/00       727,046
                                                                                                                ------------
                                                                                                                   1,390,987
                                                                                                                ------------
             COMPUTER EQUIPMENT (1.8%)
       300   EMC Corp...................................................................       4.25   01/01/01       334,722
       250   Storage Technology Corp....................................................       8.00   05/31/15       250,313
       470   Unisys Corp................................................................       8.25   08/01/00       464,125
                                                                                                                ------------
                                                                                                                   1,049,160
                                                                                                                ------------
             COMPUTER SOFTWARE & SERVICES (1.6%)
       125   Career Horizons, Inc. - 144A*..............................................       7.00   11/01/02       160,000
       130   First Financial Management Corp............................................       5.00   12/15/99       222,447
       595   Silicon Graphics, Inc. - 144A*.............................................       0.00   11/02/13       322,288
       230   Telxon Corp. - 144A*.......................................................       5.75   01/01/03       225,460
                                                                                                                ------------
                                                                                                                     930,195
                                                                                                                ------------
             CONGLOMERATES (0.5%)
       300   Alfa S.A. de C.V. - 144A* (Mexico).........................................       8.00   09/15/00       303,666
                                                                                                                ------------
             CONSUMER SERVICES (0.6%)
       340   Youth Services International, Inc. - 144A*.................................       7.00   02/01/06       343,825
                                                                                                                ------------
             DRUGS & HEALTHCARE (0.7%)
       630   Elan International Finance Ltd. (Ireland)..................................       0.00   10/16/12       395,955
                                                                                                                ------------
             ELECTRONICS (3.0%)
       630   General Instrument Corp....................................................       5.00   06/15/00       671,668
       935   Thermo Electron Corp.......................................................       4.25   01/01/03     1,069,406
                                                                                                                ------------
                                                                                                                   1,741,074
                                                                                                                ------------

TCW/DW Income and Growth Fund
PORTFOLIO OF INVESTMENTS JANUARY 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                                 COUPON    MATURITY
THOUSANDS)                                                                                  RATE       DATE        VALUE
-----------                                                                               ---------  ---------  ------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (4.8%)
 $     260   Altera Corp. - 144A*.......................................................       5.75%  06/15/02  $    373,467
       475   Analog Devices.............................................................       3.50   12/01/00       505,367
     1,210   National Semiconductor - 144A*.............................................       6.50   10/01/02     1,128,325
       720   Xilinx Inc. - 144A*........................................................       5.25   11/01/02       729,900
                                                                                                                ------------
                                                                                                                   2,737,059
                                                                                                                ------------
             FINANCIAL (0.4%)
       160   American Travellers Corp...................................................       6.50   10/01/05       222,389
                                                                                                                ------------
             FOODS & BEVERAGES (0.6%)
       120   Grand Metropolitan PLC (United Kingdom)....................................       6.50   01/31/00       136,800
       180   Grand Metropolitan PLC - 144A* (United Kingdom)............................       6.50   01/31/00       201,672
                                                                                                                ------------
                                                                                                                     338,472
                                                                                                                ------------
             HEALTHCARE (1.7%)
       230   American Medical Response, Inc. - 144A*....................................       5.25   02/01/01       230,000
       220   Assisted Living Concepts, Inc. - 144A*.....................................       7.00   07/31/05       268,400
       215   Quantum Health Resources, Inc..............................................       4.75   10/01/00       156,950
       300   Tenet Healthcare Corp......................................................       6.00   12/01/05       333,000
                                                                                                                ------------
                                                                                                                     988,350
                                                                                                                ------------
             INDUSTRIALS (0.7%)
       510   Convertible Trust - 144A*..................................................       2.00   10/01/02       416,925
                                                                                                                ------------
             INSURANCE (1.0%)
       665   Mutual Risk Management - 144A*.............................................       0.00   10/30/15       268,061
       600   USF&G Corp.................................................................       0.00   03/03/09       333,000
                                                                                                                ------------
                                                                                                                     601,061
                                                                                                                ------------
             LEISURE (0.6%)
     1,115   Coleman Worldwide Corp.....................................................       0.00   05/27/13       327,074
                                                                                                                ------------
             MACHINERY (0.3%)
       165   Thermo Optek Inc. - 144A*..................................................       5.00   10/15/00       179,850
                                                                                                                ------------
             MEDIA GROUP (2.5%)
       700   Comcast Corp...............................................................      3.375   09/09/05       676,473
       435   Comcast Corp...............................................................      1.125   04/15/07       223,359
       125   Nelson (Thomas), Inc. - 144A*..............................................       5.75   11/30/99       123,730
       885   News America Holdings, Inc.................................................       0.00   03/11/13       410,861
                                                                                                                ------------
                                                                                                                   1,434,423
                                                                                                                ------------
             MEDICAL SERVICES (1.2%)
       365   Integrated Health Services, Inc............................................       5.75   01/01/01       365,000
       310   Integrated Health Services, Inc. - 144A*...................................       5.75   01/01/01       310,775
                                                                                                                ------------
                                                                                                                     675,775
                                                                                                                ------------
             OIL & GAS PRODUCTS (0.7%)
       345   Apache Corp. - 144A*.......................................................       6.00   01/15/02       381,442
                                                                                                                ------------

TCW/DW Income and Growth Fund
PORTFOLIO OF INVESTMENTS JANUARY 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                                 COUPON    MATURITY
THOUSANDS)                                                                                  RATE       DATE        VALUE
-----------                                                                               ---------  ---------  ------------
             PAPER & FOREST PRODUCTS (0.5%)
 $     285   Sappi BVI Finance Ltd. - 144A* (South Africa)..............................       7.50%  08/01/02  $    275,737
                                                                                                                ------------
             PHARMACEUTICALS (0.6%)
       390   Sandoz Capital BVI, Ltd. - 144A* (Switzerland).............................       2.00   10/06/02       362,700
                                                                                                                ------------
             POLLUTION CONTROL (2.8%)
       290   Laidlaw Inc. - 144A* (Canada) (1)..........................................       6.00   01/15/99       350,900
       350   U.S. Filter Corp...........................................................       5.00   10/15/00       457,625
       370   U.S. Filter Corp. - 144A*..................................................       6.00   09/15/05       427,350
       450   WMX Technologies, Inc......................................................       2.00   01/24/05       394,875
                                                                                                                ------------
                                                                                                                   1,630,750
                                                                                                                ------------
             PUBLISHING (0.6%)
       300   Scholastic Corp. - 144A*...................................................       5.00   08/15/05       340,701
                                                                                                                ------------
             REAL ESTATE (0.6%)
       300   HD Finance Cayman Ltd. - 144A* (Cayman Islands)............................       6.75   06/01/00       344,250
                                                                                                                ------------
             REAL ESTATE INVESTMENT TRUST (2.0%)
       300   Camden Property Trust......................................................       7.33   04/01/01       303,066
       335   Liberty Property Trust.....................................................       8.00   07/01/01       358,869
       330   LTC Properties, Inc........................................................       8.50   01/01/01       359,700
       125   LTC Properties, Inc........................................................       7.75   01/01/02       125,625
                                                                                                                ------------
                                                                                                                   1,147,260
                                                                                                                ------------
             RETAIL (3.1%)
       245   Baby Superstore, Inc.......................................................      4.875   10/01/00       261,523
       335   Federated Department Stores, Inc...........................................       5.00   10/01/03       334,280
       480   Office Depot, Inc..........................................................       0.00   11/01/08       270,960
       925   Staples, Inc. - 144A*......................................................       4.50   10/01/00       919,718
                                                                                                                ------------
                                                                                                                   1,786,481
                                                                                                                ------------
             SCIENTIFIC INSTRUMENTS (0.1%)
        35   Fisher Scientific International, Inc.......................................       4.75   03/01/03        38,150
                                                                                                                ------------
             TELECOMMUNICATIONS (1.4%)
       930   Motorola, Inc..............................................................       0.00   09/27/13       690,525
       310   U.S. Cellular Corp.........................................................       0.00   06/15/15       110,283
                                                                                                                ------------
                                                                                                                     800,808
                                                                                                                ------------
             TRANSPORTATION (2.4%)
       670   AMR Corp...................................................................      6.125   11/01/24       707,795
       770   Delta Airlines, Inc........................................................       3.23   06/15/03       696,165
                                                                                                                ------------
                                                                                                                   1,403,960
                                                                                                                ------------
             WHOLESALE DISTRIBUTOR (0.5%)
       255   Mercury Air Group..........................................................       7.75   02/01/06       257,550
                                                                                                                ------------
             TOTAL CONVERTIBLE BONDS (IDENTIFIED COST $24,467,188)............................................    26,151,742
                                                                                                                ------------

TCW/DW Income and Growth Fund
PORTFOLIO OF INVESTMENTS JANUARY 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                    VALUE
-----------                                                                               ---------
             CONVERTIBLE PREFERRED STOCKS (12.6%)
             AEROSPACE (0.5%)
    18,700   Cooper Industries, Inc. $0.909...............................................................  $    289,850
                                                                                                            ------------
             AUTO PARTS (0.6%)
     5,550   Federal Mogul Corp. - 144A* $3.875...........................................................       330,225
                                                                                                            ------------
             BROADCAST MEDIA (0.6%)
     6,400   TCI Communications, Inc. (Series A) $2.125...................................................       320,800
                                                                                                            ------------
             BUILDING MATERIALS (0.6%)
     5,700   Owens-Corning Capital L.L.C. - 144A* $3.25...................................................       339,862
                                                                                                            ------------
             COMPUTER SOFTWARE & SERVICES (2.1%)
    15,300   General Motors Corp. (Series C) $3.25 (2)....................................................     1,195,312
                                                                                                            ------------
             FINANCIAL (1.5%)
     7,100   Advanta Corp. $3.19..........................................................................       296,425
     1,600   Allstate Corp. (The) $2.30 (3)...............................................................        71,000
     8,700   St. Paul Capital L.L.C. $3.00................................................................       511,125
                                                                                                            ------------
                                                                                                                 878,550
                                                                                                            ------------
             FINANCIAL SERVICES (0.6%)
     6,200   Merrill Lynch & Co., Inc. $3.12 (4)..........................................................       365,025
                                                                                                            ------------
             FUNERAL SERVICES (0.8%)
     6,200   SCI Finance L.L.C. (Series A) $3.125.........................................................       471,200
                                                                                                            ------------
             OIL & GAS PRODUCTS (2.1%)
     8,500   Enron Corp. $0.725...........................................................................       205,062
     5,900   Occidental Petroleum Corp. - 144A* $3.875....................................................       332,613
    10,900   Occidental Petroleum Corp. (Series A) $3.00 (5)..............................................       662,175
                                                                                                            ------------
                                                                                                               1,199,850
                                                                                                            ------------
             PAPER PRODUCTS (0.5%)
     6,500   International Paper Capital Trust - 144A* $2.625.............................................       312,813
                                                                                                            ------------
             TELECOMMUNICATION EQUIPMENT (0.8%)
     8,700   Corning Delaware, L.P. $3.00.................................................................       448,050
                                                                                                            ------------
             TELECOMMUNICATIONS (0.8%)
     8,400   MFS Communications Company, Inc. $2.68.......................................................       447,300
                                                                                                            ------------
             WASTE MANAGEMENT (0.6%)
    10,100   Browning-Ferris Industries, Inc. $2.583......................................................       328,250
                                                                                                            ------------
             WHOLESALE DISTRIBUTOR (0.5%)
     4,000   Alco Standard Corp. $5.04....................................................................       315,000
                                                                                                            ------------
             TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $6,249,368)..............................     7,242,087
                                                                                                            ------------

TCW/DW Income and Growth Fund
PORTFOLIO OF INVESTMENTS JANUARY 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                                  COUPON    MATURITY
THOUSANDS)                                                                                   RATE       DATE        VALUE
-----------                                                                               ----------  ---------  ------------
             SHORT-TERM INVESTMENT (3.6%)
             REPURCHASE AGREEMENT
 $   2,116   The Bank of New York (dated 01/31/96; proceeds $2,115,928; collateralized by $2,851,646 U.S. Treasury Principal Strip due 05/15/01 valued at
               $2,157,902) (Identified Cost $2,115,590).................................        5.75%  02/01/96  $  2,115,590
                                                                                                                 ------------

TOTAL INVESTMENTS (IDENTIFIED COST $54,772,696) (A)........................      100.3%  57,824,354

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................       (0.3)    (193,759)
                                                                                 -----   ----------
NET ASSETS.................................................................      100.0%  $57,630,595
                                                                                 -----   ----------
                                                                                 -----   ----------

------------------
 *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
++ CONSISTS OF MORE THAN ONE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; GENERALLY BONDS WITH ATTACHED WARRANTS.
(1)  EXCHANGEABLE INTO ADT COMMON STOCK.
(2)  EXCHANGEABLE INTO GENERAL MOTORS CORP. CLASS E COMMON STOCK.
(3)  EXCHANGEABLE INTO PMI GROUP INC. COMMON STOCK.
(4)  EXCHANGEABLE INTO MGIC INVESTMENT CORP. COMMON STOCK.
(5)  EXCHANGEABLE INTO CANADIAN OCCIDENTAL PETROLEUM COMMON STOCK.
(A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED COST.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW Income and Growth Fund
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
JANUARY 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
  (identified cost $54,772,696).............  $57,824,354
Cash........................................     569,999
Receivable for:
  Interest..................................     868,937
  Investments sold..........................     571,892
  Shares of beneficial interest sold........      68,209
  Dividends.................................      18,324
Deferred organizational expenses............      86,151
Prepaid expenses............................      28,000
                                              ----------
        TOTAL ASSETS........................  60,035,866
                                              ----------
LIABILITIES:
Payable for:
  Investments purchased.....................   2,191,827
  Shares of beneficial interest
    repurchased.............................      68,328
  Plan of distribution fee..................      38,091
  Management fee............................      22,855
  Investment advisory fee...................      15,236
Accrued expenses............................      68,934
                                              ----------
        TOTAL LIABILITIES...................   2,405,271
                                              ----------
NET ASSETS:
Paid-in-capital.............................  54,351,181
Net unrealized appreciation.................   3,051,658
Accumulated undistributed net investment
  income....................................     450,139
Accumulated net realized loss...............    (222,383)
                                              ----------
        NET ASSETS..........................  $57,630,595
                                              ----------
                                              ----------
NET ASSET VALUE PER SHARE, 5,177,668 shares
  outstanding (unlimited shares authorized
  of $.01 par value)........................
                                                  $11.13
                                              ----------
                                              ----------

Statement of Operations
FOR THE YEAR ENDED JANUARY 31, 1996

NET INVESTMENT INCOME:
  INCOME
    Interest................................  $3,835,955
    Dividends...............................     349,952
                                              ----------
        TOTAL INCOME........................   4,185,907
                                              ----------
  EXPENSES
    Plan of distribution fee................     412,192
    Management fee..........................     247,315
    Investment advisory fee.................     164,877
    Professional fees.......................      90,175
    Shareholder reports and notices.........      73,848
    Transfer agent fees and expenses........      56,542
    Registration fees.......................      46,692
    Trustees' fees and expenses.............      45,544
    Organizational expenses.................      39,807
    Custodian fees..........................      19,578
    Other...................................      15,934
                                              ----------
        TOTAL EXPENSES......................   1,212,504
                                              ----------
        NET INVESTMENT INCOME...............   2,973,403
                                              ----------
NET REALIZED AND UNREALIZED GAIN:
    Net realized gain.......................   1,186,265
    Net change in unrealized appreciation...   6,051,315
                                              ----------
        NET GAIN............................   7,237,580
                                              ----------
        NET INCREASE........................  $10,210,983
                                              ----------
                                              ----------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   FOR THE YEAR     FOR THE YEAR
                                                                                       ENDED            ENDED
                                                                                    JANUARY 31,      JANUARY 31,
                                                                                       1996             1995
                                                                                  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income.......................................................    $ 2,973,403      $ 3,672,205
    Net realized gain (loss)....................................................      1,186,265       (1,403,098)
    Net change in unrealized appreciation/depreciation..........................      6,051,315       (6,521,213)
                                                                                  ---------------  ---------------
        Net increase (decrease).................................................     10,210,983       (4,252,106)
                                                                                  ---------------  ---------------
  Dividends and distributions from:
    Net investment income.......................................................     (3,087,769)      (3,431,721)
    Net realized gain...........................................................        --              (330,646)
                                                                                  ---------------  ---------------
        Total...................................................................     (3,087,769)      (3,762,367)
                                                                                  ---------------  ---------------
  Net decrease from transactions in shares of beneficial interest...............     (4,827,749)      (1,019,966)
                                                                                  ---------------  ---------------
        Total increase (decrease)...............................................      2,295,465       (9,034,439)
NET ASSETS:
  Beginning of period...........................................................     55,335,130       64,369,569
                                                                                  ---------------  ---------------
  END OF PERIOD (including undistributed net investment income of $450,139 and
   $564,232, respectively)......................................................    $57,630,595      $55,335,130
                                                                                  ---------------  ---------------
                                                                                  ---------------  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES--TCW/DW Income and Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to generate high total return by providing a high level of current income and the potential for capital appreciation. The Fund seeks to achieve its objective by investing in bonds or preferred stock convertible into common stock, other fixed income securities, common stocks and U.S. Government securities. The Fund was organized as a Massachusetts business trust on November 23, 1992 and commenced operations on March 31, 1993.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS--(1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market by the Adviser); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

    C. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    E. ORGANIZATIONAL EXPENSES--Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of approximately $206,000 of which $200,000 has been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT--Pursuant to a Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of daily net assets not exceeding $500 million and 0.42% to the portion of the daily net assets exceeding $500 million.

    Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT--Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.30% to the portion of daily net assets not exceeding $500 million and 0.28% to the portion of the daily net assets exceeding $500 million.

    Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

4. PLAN OF DISTRIBUTION--Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

    Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Distributor and Manager, its affiliates and any other selected broker-dealers under the Plan: (1) compensation to, and expenses of, DWR's account executives and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

    The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended January 31, 1996, the distribution fee was accrued at the annual rate of 0.75%.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1996 aggregated $41,605,182 and $46,771,195, respectively.

    Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At January 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $5,000.

6. SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest were as follows:

                                                             FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                              JANUARY 31, 1996             JANUARY 31, 1995
                                                         ---------------------------  ---------------------------
                                                           SHARES         AMOUNT        SHARES         AMOUNT
                                                         -----------  --------------  -----------  --------------
Sold...................................................    1,236,686  $   13,236,674    3,780,123  $   39,576,992
Reinvestment of dividends and distributions............      224,382       2,370,537      293,254       2,964,507
                                                         -----------  --------------  -----------  --------------
                                                           1,461,068      15,607,211    4,073,377      42,541,499
Repurchased............................................   (1,948,190)    (20,434,960)  (4,268,571)    (43,561,465)
                                                         -----------  --------------  -----------  --------------
Net decrease...........................................     (487,122) $   (4,827,749)    (195,194) $   (1,019,966)
                                                         -----------  --------------  -----------  --------------
                                                         -----------  --------------  -----------  --------------

TCW/DW INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7. FEDERAL INCOME TAX STATUS--At January 31, 1996, the Fund had a net capital loss carryover of approximately $212,000 which will be available through January 31, 2003 to offset future capital gains to the extent provided by regulations. During the year ended January 31, 1996, the Fund utilized approximately $769,000 of its net capital loss carryover.

TCW/DW INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                  FOR THE PERIOD
                                                                                                    MARCH 31,
                                                                   FOR THE YEAR    FOR THE YEAR       1993*
                                                                      ENDED           ENDED          THROUGH
                                                                   JANUARY 31,     JANUARY 31,     JANUARY 31,
                                                                       1996            1995            1994
                                                                  --------------  --------------  --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................    $     9.77      $    10.98      $    10.00
                                                                       -------         -------         -------
Net investment income...........................................          0.59            0.59            0.45
Net realized and unrealized gain (loss).........................          1.37           (1.20)           1.02
                                                                       -------         -------         -------
Total from investment operations................................          1.96           (0.61)           1.47
                                                                       -------         -------         -------
Less dividends and distributions from:
  Net investment income.........................................         (0.60)          (0.55)          (0.39)
  Net realized gain.............................................        --               (0.05)          (0.10)
                                                                       -------         -------         -------
Total dividends and distributions...............................         (0.60)          (0.60)          (0.49)
                                                                       -------         -------         -------
Net asset value, end of period..................................    $    11.13      $     9.77      $    10.98
                                                                       -------         -------         -------
                                                                       -------         -------         -------

TOTAL INVESTMENT RETURN.........................................         20.52%          (5.59)%         15.06  %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses........................................................          2.21%           2.04%           1.57  %(2)(3)
Net investment income...........................................          5.41%           5.83%           5.62  %(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.........................  $     57,631    $     55,335    $     64,370
Portfolio turnover rate.........................................            79%             88%             84  %(1)

--------------
 * COMMENCEMENT OF OPERATIONS.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) IF THE FUND HAD BORNE ALL EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE MANAGER AND INVESTMENT ADVISER, THE ABOVE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 2.00% AND 5.18%, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW INCOME AND GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Trustees of TCW/DW Income and Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Income and Growth Fund (the "Fund") at January 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 31, 1993 (commencement of operations) through January 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 8, 1996

                      1996 FEDERAL TAX NOTICE (UNAUDITED)
    During  the year ended January 31,  1996, 11.78% of the income dividends
    qualified   for    the   dividends-received-deduction    available    to
    corporations.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Sheldon Curtis
Vice President, Secretary and
General Counsel

Robert M. Hanisee
Vice President

Kevin A. Hunter
Vice President

Mark L. Attanasio
Vice President

Melissa Weiler
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


MANAGER

Dean Witter Services Company, Inc.

ADVISER

TCW Funds Management, Inc.


This report is submitted for the general information of shareholders of the Trust. For more detailed information about the Trust, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Trust.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.


TCW/DW INCOME AND GROWTH FUND




[Graphic]


ANNUAL REPORT
JANUARY 31, 1996

TCW/DW INCOME AND GROWTH FUND

                         GROWTH OF $10,000

       DATE                   TOTAL             S&P            LEHMAN GOVT/CORP
                                                500              BOND INDEX
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 March 31, 1993              $10,000          $10,000             $10,000
--------------------------------------------------------------------------------
 January 31, 1994            $11,506          $10,912             $10,769
--------------------------------------------------------------------------------
 January 31, 1995            $10,863          $10,969             $10,434
--------------------------------------------------------------------------------
 January 31, 1996            $13,092 (2)      $15,207             $12,283
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              AVERAGE ANNUAL TOTAL RETURN (FUND)
                              1 YEAR         LIFE OF FUND
                           -------------------------------
                           -------------------------------
                             20.52 (1)       9.97 (1)
                           -------------------------------
                           -------------------------------

               ---------------------------------------------------
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                _____ Fund    _____ Lehman (3)    _____ S&P 500(4)
               ---------------------------------------------------
               ---------------------------------------------------


Past performance is not predictive of future returns.
_______________________________________________

(1) Figure shown assumes reinvestment of all distributions. There is no front-end or contingent deferred sales charge.

(2)  Closing value, assuming a complete redemption on January 31, 1996.

(3) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.